SCHEDULE 14A INFORMATION
                 REVOCATION STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

  Filed by the Registrant {X}

  Filed by a Party other than the Registrant {_}

  Check the appropriate box:
  {_}  Preliminary Proxy Statement (Revocation of Consent Statement)
  {_} Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  {_}  Definitive Proxy Statement (Revocation of Consent Statement)
  {X}  Definitive Additional Materials
  {X}  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      GREAT WESTERN FINANCIAL CORPORATION
                   -----------------------------------------
                (Name of Registrant as Specified in Its Charter)

                   -----------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

  Payment of Filing Fee (Check the appropriate box):

  {X}  No fee required.

  {_}  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

       (2)  Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___

       (4)  Proposed maximum aggregate value of transactions:  _______________

       (5)  Total fee paid.
  --------
  {_}  Fee paid previously with preliminary materials.

  {_} Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid: __________________________________________

       (2)  Form, Schedule or Registration Statement No.: ____________________

       (3)  Filing Party: ____________________________________________________

       (4)  Date Filed: ______________________________________________________


     [Mailgram]

     [Name and Address]

                                                         April 4, 1997

     Dear Great Western Stockholder:

     Ahmanson persists in pressuring Great Western stockholders to give consent to proposals we believe are designed to benefit only Ahmanson's stockholders, not Great Western's. Having admitted that it failed to obtain the requisite consents by its artificial March 27 deadline, Ahmanson is now selectively quoting from the recommendations of ISS, an advisory group, in an attempt to pressure you into supporting its self-serving proposals.

                          DON'T BE FOOLED BY AHMANSON

     Ahmanson claims that its proposed By-law amendments will benefit Great Western stockholders and YET AHMANSON'S OWN BY-LAWS CONTAIN NO SUCH PROVISIONS.

     In contrast, your Board has discharged and continues to discharge its fiduciary duties to you in an exemplary manner. In unanimously approving the Great Western/Washington Mutual merger agreement, your Board acted prudently and responsibly, and achieved literally hundreds of millions of dollars of additional value for Great Western stockholders.

     You should also know that, Ahmanson's selective quotes aside, ISS HAS STATED EXPLICITLY THAT IT IS NOT COMMENTING on the relative merits of the Great Western/Washington Mutual merger agreement and Ahmanson's unsolicited proposal, and ISS HAS MADE NO RECOMMENDATIONS as to how stockholders should vote in connection with the election of directors at Great Western's Annual Meeting.

             GREAT WESTERN/WASHINGTON MUTUAL MERGER MOVING FORWARD

     Great Western remains strongly committed to its strategic merger agreement with Washington Mutual, and is working closely with Washington Mutual's Board of Directors to move forward with the merger. It is our strong belief that a combination with Washington Mutual will provide you with a superior value opportunity.

                      ACT NOW TO PROTECT YOUR INVESTMENT

     It is important that you act promptly to protect your investment by revoking any consents you may have previously given. We have established an easy method to enable you to revoke any consent you may have previously made, by toll-free telephone. Please follow the simple instructions below.

     If you have any questions, please call Georgeson & Company, our solicitor, at 1-800-223-2064.

     Sincerely,

     John F. Maher                               James F. Montgomery
     President and Chief                         Chairman of the Board
       Executive Officer

                      GREAT WESTERN FINANCIAL CORPORATION

           TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE
                   COMPANY ARE AVAILABLE TO ASSIST YOU NOW!!!

                                 INSTRUCTIONS

     1.   Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00
          midnight eastern time.

     2. Tell the operator that you wish to send a collect ProxyGram to ID No. 4202, Great Western Financial Corporation in opposition to the solicitation by H. F. Ahmanson and Company.

     3.   State your name, address and telephone number.

     4. State the bank or broker at which your shares are held and your control number as shown below:

               Name:                    <NA.1>
               Broker:                  <Broker>
               Control number:          <ControlNum>
               Number of shares:        <NumShares>

     If you need assistance in voting, call our solicitor, Georgeson & Company Inc. at 1-800-223-2064.


                      GREAT WESTERN FINANCIAL CORPORATION

             THIS REVOCATION OF CONSENT IS SOLICITED ON BEHALF OF
                           THE BOARD OF DIRECTORS OF
                      GREAT WESTERN FINANCIAL CORPORATION
                     IN OPPOSITION TO THE SOLICITATION BY
                          H. F. AHMANSON AND COMPANY

          The undersigned, a holder of shares of Common Stock, par value $1.00 per share (the "Common Stock"), of Great Western Financial Corporation ("Great Western"), acting with respect to all of the shares of Common Stock held by the undersigned, hereby revokes any and all consents that the undersigned may have given with respect to each of the following proposals:

     THE BOARD OF DIRECTORS OF GREAT WESTERN FINANCIAL CORPORATION RECOMMENDS THAT YOU "REVOKE CONSENT."

          AHMANSON PROPOSAL 1: Non-binding advisory resolution regarding the consideration of merger proposals. (For complete text, see Proposal 1 in the Second Supplement to Great Western's Revocation Statement.)

          (  ) REVOKE CONSENT    (  ) DO NOT REVOKE CONSENT (  ) ABSTAIN

          AHMANSON PROPOSAL 2: Non-binding advisory resolution regarding grant of lock-up or certain other similar arrangements with a value in excess of $100,000,000. (For complete text, see Proposal 2 in the Second Supplement to Great Western's Revocation Statement.)

          (  ) REVOKE CONSENT    (  ) DO NOT REVOKE CONSENT (  ) ABSTAIN

          AHMANSON PROPOSAL 3: By-law amendment compelling the annual meeting of stockholders to be held each year on the fourth Tuesday in April, or on a date within 14 days thereof. (For complete text, see Proposal 3 in Great Western's Revocation Statement dated March 4, 1997.)

          (  ) REVOKE CONSENT    (  ) DO NOT REVOKE CONSENT (  ) ABSTAIN


          AHMANSON PROPOSAL 4: By-law amendment preventing the presiding officer from adjourning any stockholder meeting at which a quorum is present unless all business properly brought before such meeting has been acted upon by the stockholders. (For complete text, see Proposal 4 in Great Western's Revocation Statement dated March 4,
          1997).

          (  ) REVOKE CONSENT    (  ) DO NOT REVOKE CONSENT (  ) ABSTAIN

          AHMANSON PROPOSAL 5: By-law amendment providing that any of the By-law amendments adopted pursuant to Ahmanson's Consent Solicitation may not be subsequently amended without the majority approval of Great Western's stockholders. (For complete text, see Proposal 5 in Great Western's Revocation Statement dated March 4, 1997.)

          (  ) REVOKE CONSENT    (  ) DO NOT REVOKE CONSENT (  ) ABSTAIN

                    IF NO DIRECTION IS MADE, THIS REVOCATION OF
          CONSENT WILL BE DEEMED TO REVOKE ALL PREVIOUSLY EXECUTED CONSENTS WITH RESPECT TO ANY OR ALL OF THE PROPOSALS SET FORTH HEREIN.

                   -----------------------------------------

                The participants in this solicitation have been previously disclosed in Great Western's Third Supplement to its Revocation Statement dated March 27, 1997, a copy of which was previously furnished to you, and subsequent material furnished to you.